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                                                                        Phase IV

                                                                    EXHIBIT 10.7

                    SECOND AMENDMENT TO DEFINITIONS APPENDIX

         This Second Amendment to Definitions Appendix ("Second Amendment") is made as of the 30th day of September, 2003 by and among SELCO Service Corporation, an Ohio corporation, ("SELCO"), PeopleSoft, Inc., a Delaware corporation ("PeopleSoft"), and KeyBank National Association, a national banking association, ("KeyBank").

         Reference is made to that certain Definitions Appendix, as amended (collectively, the "Definitions Appendix") attached as Annex A to or referred to or incorporated by reference by (i) that certain Master Lease Agreement dated as of November 10, 1998, as amended (the "Master Lease") by and between SELCO, as Owner-Lessor, and PeopleSoft, as Lessee; (ii) that certain Loan Agreement dated as of November 10, 1998, as amended (the "Loan Agreement") by and among SELCO, as Borrower, various financial institutions (collectively, "Lenders"), and KeyBank, as Agent for the Lenders; and (iii) certain other Transaction Documents (as defined in the Definitions Appendix).

         WHEREAS, the parties wish to amend the Definitions Appendix as more particularly set forth below.

         NOW, THEREFORE, in consideration of the promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Definitions Appendix.

         2. Effective as of September 23, 2003, the definition of "Fiscal Quarter" set forth in the Definitions Appendix shall be amended to read as follows: ""Fiscal Quarter" shall mean (a) until April 30, 2003, the three month period beginning as of each November 1, February 1, May 1 and August 1; (b) from May 1, 2003 to and including September 30, 2003, the period from May 1, 2003 to and including September 30, 2003; and (c) after September 30, 2003, the three month period beginning as of each October 1, January 1, April 1 and July 1."

         3. Effective as of the date hereof, the Definitions Appendix is hereby amended by deleting the definition of "Marketable Securities" therein in its entirety and inserting the following in lieu thereof: ""Marketable Securities" shall have the meaning given to such term under GAAP."

         4. Except as herein specifically amended, the Definitions Appendix and the other Transaction Documents shall remain and continue in full force and effect in accordance with their terms and are hereby in all respects ratified and confirmed.

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                                                                        Phase IV

         5. The covenants, agreements, terms and conditions of this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors.

         6. This Second Amendment shall not be changed orally, but only by a writing signed by the party against whom enforcement thereof is sought.

         7. This Second Amendment may be executed in one or more counterparts, which collectively will constitute only one instrument.

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         WITNESS our hands and seal as of the date first above written

KEYBANK NATIONAL ASSOCIATION                  SELCO SERVICE CORPORATION
as Lender and as Agent

By: /s/  Thomas A. Crandell                   By: /s/  Donald C. Davis
    -------------------------------               ------------------------------
     Name: Thomas A. Crandell                     Name: Donald C. Davis
     Title: Senior Vice President                 Title: Vice President

PEOPLESOFT, INC.

By: /s/ Anne S. Jordan
    ------------------------------------
    Name: Anne S. Jordan
    Title: Senior Vice President,
    General Counsel and Secretary

Second Amendment to Definitions Appendix (Phase IV)

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